UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

Duke Energy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Duke Energy Corporation	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC

Duke Energy Corporation	5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC

Duke Energy Corporation	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC

Duke Energy Corporation	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Item 8.01. Other Events.

On September 11, 2020, Duke Energy Corporation (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated September 9, 2020 (the “Underwriting Agreement”), with Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Truist Securities, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $650,000,000 aggregate principal amount of the Company’s 0.90% Senior Notes due 2025 (the “2025 Notes”) and $350,000,000 aggregate principal amount of the Company’s 2.45% Senior Notes due 2030 (the “2030 Notes” and, together with the 2025 Notes, the “Securities”).  The 2025 Notes were sold to the Underwriters at a discount to their principal amount. The 2030 Notes were sold to the Underwriters at a premium to their principal amount. The Securities were issued pursuant to an Indenture, dated as of June 3, 2008 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by various supplemental indentures thereto, including the Twenty-third Supplemental Indenture, dated as of May 15, 2020, relating to the 2030 Notes (the “Twenty-third Supplemental Indenture”) and the Twenty-fourth Supplemental Indenture, dated as of September 11, 2020, relating to the 2025 Notes (the “Twenty-fourth Supplemental Indenture”), each between the Company and the Trustee.  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Twenty-third Supplemental Indenture and the Twenty-fourth Supplemental Indenture, together with the forms of global notes evidencing the Securities included therein, which are filed as Exhibit 4.1 and Exhibit 4.2 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference.  Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3 No. 333-233896.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Twenty-third Supplemental Indenture, dated as of May 15, 2020, to the indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 15, 2020, File No. 001-32853)

4.2	Twenty-fourth Supplemental Indenture, dated as of September 11, 2020, to the indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

5.1	Opinion regarding validity of the Securities

23.1	Consent (included as part of Exhibit 5.1)

99.1	Underwriting Agreement, dated September 9, 2020, among the Company and Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Truist Securities, Inc., as representatives of the several underwriters named therein

104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: September 11, 2020
	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Corporate Secretary